Copley Fund, Inc.

                         Supplement dated June 30, 2008
                      To the Prospectus dated July 2, 2007,
                       As supplemented on December 3, 2007

This supplement provides new and updated financial and other information with respect to the Fund's prospectus and should be read in conjunction with such prospectus.

The Prospectus is hereby amended and supplemented by substituting the information contained herein for pages 2 through 17 including of the July 2, 2007 Prospectus.

                                   CONTENTS

                             ----------------------------
                             Investment Products Offered:

                             o Are not FDIC insured
                             o May lose value
                             o Are not bank guaranteed
                             ----------------------------

THE FUND                                                                        PAGE
Investment Goals and     Risk/Return Summary ...............................     3
Investment Strategies
                         Investment Goals ..................................     3
                         Investment Strategies .............................     3
                         Principal Risks ...................................     4
                         Performance .......................................     5
                         Fees and Expenses of the Fund .....................     7
                         Fund Management ...................................     7
                         Distributions and Taxes ...........................     8
YOUR ACCOUNT
Information about        Account Policies ..................................    13
account transactions
                         Questions .........................................    15
and services
                         Privacy Policy ....................................    15
                         Anti-Money Laundering Program .....................    15
                         Portfolio Holdings and Disclosure Policy ..........    16
                         Abusive Trading Practices .........................    16
                         Financial Highlights ..............................    16
FOR MORE INFORMATION
Where to learn more                                                          Back Cover
about the Fund

                               COPLEY FUND, INC.

                              RISK/RETURN SUMMARY

                                INVESTMENT GOALS
                            ----------------------

The Fund's primary investment objective is the generation and accumulation of dividend income. The Fund's secondary goal is long-term capital appreciation.

                             INVESTMENT STRATEGIES
                            ----------------------

Most mutual funds are organized as Regulated Investment Companies (RICs) under Subchapter M of the Internal Revenue Code. Regulated Investment Companies are domestic corporations that act as investment agents for their shareholders, typically investing in corporate and government securities and distributing income earned from the investments as dividends. These funds may escape corporate taxation because, unlike ordinary corporations, they are entitled to claim a deduction for dividends paid to shareholders against their ordinary income and net capital gains. These funds may or may not distribute net capital gains to its shareholders but they are required to distribute at least 90 percent of their annual investment company taxable income and the net tax exempt interest income. The individual shareholder is the person responsible for federal and where applicable state income taxes on the earnings of the mutual fund.

The Copley Fund is not a RIC. It is a Registered Investment Company but is organized as a regular corporation (C corporation). Like a RIC, Copley uses its corporate structure to create dividend and interest income. Unlike a RIC, Copley is entitled to use the dividends received deduction whereby up to 70% of the dividend income received, or 70% of the taxable income of the Fund, whichever is less, is exempt from federal taxation. The remaining taxable income is taxed to the Fund at a maximum federal tax rate of 34%. Unless the Fund is subject to an accumulated earnings tax, the taxation of current earnings and profits at the Fund level, rather than at the shareholder level, is deemed by the Board of Directors to be in the best interest of all shareholders. Accordingly, dividends and capital gains are not distributed, but rather are accumulated within the Fund and are added to the value of each share on a daily basis. Any increase in per share value directly raises the value of each shareholder's account.

Shareholders may have to recognize taxable income when they redeem shares. The difference in the amount received and the cost basis of the securities redeemed, will be either a capital gain or a capital loss. Capital gains are currently taxable at a federal maximum rate of 15%. Capital losses may be taken against other capital gains or be deductible in any given year up to a maximum of $3,000. Unused capital losses may be carried over to future years until the loss is used.


Principal Investments

The Fund invests substantially all of its assets in the equity securities (stocks) of (1) companies with strong balance sheets and with histories of dividend increases and (2) companies whose earnings growth potential enhances prospects for future increases in dividend rates. The Fund's Investment Manager ("Manager") expects that more than 80% of the Fund's assets will be invested in such equity securities. These common stocks and preferred stocks entitle the holder to participate in a company's general operating results. Because of their history of paying dividends the Fund may, at times, invest a substantial portion of its assets in public utility companies. See "Principal Risks".

Temporary Investments

The Manager may take a temporary defensive position when it believes the markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances the Fund may be unable to pursue its investment goals because it may not invest in equity securities. At such times, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and invest without limit in money market securities, short-term U.S. government obligations and short term debt securities.

Operating Business


In an effort to enhance its performance and to preserve and promote its investment goal in the context of adverse tax law changes more fully discussed under "Principal Risks" the Fund has engaged, on a limited basis, in the luggage and related products business and in the restaurant business. In order to maintain the Fund's status as a diversified investment company the value of the operating business is limited to 24% or less of the Fund's total assets and the gross profit therefrom is limited to 10% or less of the Fund's total annual gross income.

The Fund will normally invest at least 80% of its assets in the types of securities described in this prospectus. However, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course, there is no guarantee that the Fund will achieve its investment goal.


                                PRINCIPAL RISKS

You may lose money on your investment in the Fund just as you could with other investments.

Stocks

While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The stocks in which the Fund principally invest are subject to those risks.

Because the securities the Fund holds fluctuate in price, this means you could lose money over short or even extended periods. As with all mutual funds, Fund shares are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency.

Utilities Industry

While the Fund does not invest more than 25% of its assets in any one industry it may, at times, have a substantial portion of its assets invested in public utility companies. At such times the Fund's performance is closely tied to conditions affecting the public utilities industry, which may change rapidly. Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. On-going regulatory changes have led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. In addition, the industry is subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during inflationary periods; restrictions on operations and increased costs due to environmental and safety regulations; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and the effects of energy conservation and other factors affecting the level of demand for services.

Operating Business Tax Risk

The Manager believes that the conduct of the operating business eliminates or, at the least, minimizes the risk that the Fund will be subject to federal accumulated earnings tax. In the event the Manager's position is challenged by the IRS or changes are made to existing tax laws and regulations the Fund could be held liable for accumulated earnings tax by the IRS. In this event the Fund's net asset value would be reduced by any such liability and each shareholder would incur a proportionate decrease in the value of their account.

Tax on Unrealized Appreciation


Federal and, where applicable, state income taxes are payable by the Fund when portfolio securities are sold that have appreciated (gone up) in value. The Fund maintains a reserve for this eventuality in an account entitled Deferred Federal Income Tax. General Accepted Accounting Principles require the Fund to accrue a liability, on a day to day basis, for all realized appreciation at the estimated statutory federal and, if applicable, state income tax rates. When portfolio securities decrease in value (depreciate) the tax savings associated with the depreciation is removed from the Deferred Federal Income Tax account.

The deferred income tax liability may become quite substantial when the Fund has highly appreciated securities. It is important to understand that this deferred liability will only be recognized or paid when securities that have appreciated in value are sold by the Fund. The Fund has a history of purchasing solid securities and holding the securities for long periods of time. Therefore, the deferred income tax liability associated with these securities will also, by necessity, be a long term liability.


This risk is discussed in detail in this Prospectus under "Distribution and Taxes."

                                  PERFORMANCE

The bar chart and table below can help in evaluating the potential risks of investing in the Fund. The bar chart shows changes in the yearly performance of the Fund over the last ten years. The table compares the average annual returns for the past one-year, five-year, and ten-year periods of the Fund, before and after taxes, with the average annual returns of the S&P 500 for the same periods. Keep in mind that the Fund's past performance (before and after taxes) is not necessarily an indication of the Fund's future performance.

                                  [BAR CHART]


                     1998         1999          2000          2001
                  ---------- ------------- ------------- -------------
Fund ............     4.83%       (6.69)%       20.13%       ( 3.06)%
S&P 500 .........    26.69%       11.55%       (10.10)%      (10.59)%

                       2002         2003       2004       2005        2006       2007
                  ------------- ----------- ---------- ---------- ----------- ----------
Fund ............     ( 1.24)%      17.99%      7.98%      5.50%      14.17%      5.11%
S&P 500 .........     (22.10)%      26.20%     21.25%      3.00%      15.79%      5.49%



Best Quarter      Worst Quarter
--------------   --------------
  13.6%          (14.95)%
  3rd - 2000     3rd - 2002


The performance information shown above is based on full calendar years.

The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.


Average Annual Total Returns as of 2/29/08



                                                                         1 Year     5 Years     10 Years
                                                                       ---------- ----------- -----------
Fund Return Before Taxes .............................................    5.11%       8.74%       4.01%
Fund Return After Taxes on Distributions* ............................    N/A**       N/A**       N/A**
Fund Return After Taxes on Distributions and Sale of Fund Shares*.....    4.34%       7.43%       3.41%
S&P 500 Index+  ......................................................   15.79%       6.19%       8.42%


---------------
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements, such as 401(k) plans or individual retirement accounts. The Advisor has waived the receipt of a portion of its advisory fee, without which returns would have been lower.

**    The Fund does not normally make distributions.

+ The S&P 500 Composite Stock Price is an unmanaged index of equity securities and does not include the actual costs of fund operations or management expenses. Returns for the S&P 500 Index are returns before taxes.

                         FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Transaction Fees*
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price) ..........       None
Maximum Sales Charge (Load) imposed on Reinvested Dividends ..........................       None
Redemption Fee+  .....................................................................       2.00%
Exchange Fee .........................................................................       None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee** .....................................................................       0.86%
Distribution and Service (12b-1) Fees ................................................       0.00%
Other Expenses (income taxes, professional fees, custodian fees, accounting and share-
  holder services, director fees, insurance, printing and office expense) ............       0.90%
Total Annual Fund Operating Expenses*** ..............................................       1.76%


---------------
* Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets so their effect is included in the share price. The Fund has no sales charges (loads) or Rule 12b-1 distribution fees.

+ A redemption fee of 2.00% is assessed if shares are redeemed in less than ten (10) days from the date of purchase. See "Purchasing and Selling Fund Shares - Selling Shares".


** Management fees in the amount of $60,000 were waived by the Investment Advisor. This waiver reduced the actual management fee expense to 0.77%. This action by the Advisor was voluntary and there is no assurance that it will continue in the future.



*** Actual operating expenses, after the waiver of $60,000 in management fees by the Investment Advisor, were 1.68%. This figure represents all expenses including income tax expense. Income tax expense is an expense borne by the Fund unlike a Regulated Investment Company which transfers the income tax obligation to the respective shareholders together with current earnings and profits.

Example


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that each year your investment has a 5% return and that the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                               1 Year*     3 Years*     5 Years*     10 Years*
                              ---------   ----------   ----------   ----------
    Copley Fund, Inc. ......     $148        $460         $794        $1,738


---------------

* With the waiver of $60,000 in advisory fees, the actual amounts in this expense example are: 1 year cost $140; 3 year cost $435; 5 year cost $751 and 10 year cost $1,647

                                FUND MANAGEMENT

Board of Directors
The business and affairs of the Fund are managed under the supervision of its Board of Directors. The Board approves all significant agreements between the Fund and its service providers, including agreements with the Fund's investment advisor, transfer agent and custodian. A majority of the Fund's Directors are not affiliated with the investment advisor of the Fund.

Investment Advisor


Copley Financial Services, Inc. (Manager) P.O. Box 3287, Fall River, Massachusetts, 02722 is the Fund's investment manager pursuant to an advisory agreement last approved by shareholders on May 19, 1994. A discussion regarding the basis for the Board of Directors' approval of the advisory agreement is available in the Funds' Annual Report to Shareholders for the period ended February 29, 2008. Mr. Irving Levine is responsible for the Fund's management. He is president of the Manager and has managed the Fund since its inception in 1978. For its services the Manager received a fee of 0.77% of average net assets during the last fiscal year. This figure reflects a $60,000 voluntary fee waiver. Without such waiver the fee would have been 0.86% of average net assets. The Advisor is not contractually obligated to make such waiver in the future. In 2007, the Fund's ratio of total annual operating expenses to average net assets was 1.68%.

The Fund and its Manager have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act of 1940. These codes of ethics do permit, under limited circumstances, personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The Code applies also to the Fund's Principal Executive Officer and Principal Financial Officer, who, in this case is Mr. Levine.


The Manager was organized in 1978 to serve as investment advisor to the Fund. Providing investment advisory services to the Fund is its only business. Mr. Irving Levine, as portfolio manager, is primarily responsible for the day to day management of the Fund's portfolio. Mr. Levine is an officer and Director of the Fund. He has more than 40 years investment experience and has been a portfolio manager with the Manager since 1978.

The Fund's Statement of Additional Information provides additional information on Mr. Levine, including a description of his compensation, other accounts managed, and his ownership of securities in the Fund.

Copley Fund has an investment committee that assists the portfolio manager in managing the Fund's portfolio. Committee members share responsibility for providing ideas, information and knowledge in managing the Fund and each committee member has one or more areas of expertise. The portfolio manager is responsible for making daily investment decisions and utilizing the investment committee's input when making buy and sell decisions.

                            DISTRIBUTION AND TAXES

The Fund does not normally make income or capital gains distributions. It is taxed as a regular corporation under the Internal Revenue Code. Accordingly, the Fund retains all net investment income and realized capital gains, if any, to increase the Fund's net assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund except upon sale of shares or the receipt of distributions.

The Fund is taxed, for Federal income tax purposes, on a schedule of rates ranging from 15% to 35% depending upon its taxable income. However, a 5% additional tax rate applies to phase out the benefits of the graduated rates if the Fund's taxable income is between $100,000 and $335,000. Subject to specific limitations, the Fund is entitled to a deduction in computing its Federal taxable income equal to 70% of the amount of dividends received by the Fund from domestic corporations. This dividends received deduction may not exceed 70% of the Fund's taxable income unless the Fund has a net operating loss for a taxable year, as computed after deducting the dividend received deduction. It is anticipated, although there can be no assurance, that the Fund's management fees and other expenses will offset a substantial portion of the remaining 30% of the dividend income and investment income from other sources during each taxable year.


The Fund pays income taxes on any net realized capital gain at the statutory rate noted above. In addition, the Fund will accrue deferred income taxes on net unrealized appreciation (capital gains). The Fund may carry net capital losses forward for five years as an offset against any net capital gains realized by the Fund during the current year.

When stocks appreciate in value in excess of their cost, an asset called unrealized appreciation is generated. The appreciation will only be recognized when these securities are actually sold. However, on a daily basis, the Fund is required to mark its securities to market and thereby recognize the unrealized appreciation in the net asset value of the Fund. By using current values rather than cost values, the value of the portfolio which makes up almost all of the total assets of the Fund, is reported at its actual Market worth. This is an important concept in pricing the Fund at a value that truly reflects the assets held. When appreciated securities are sold, the unrecognized gain becomes recognizable and, if not offset by accumulated capital losses, will be subject to taxation. Since the unrealized appreciation and the associated taxation thereof attaches to all appreciated securities, generally accepted accounting principles require that the Fund accumulate a deferred income tax liability equal to the expected tax that will be payable when the appreciated securities are actually sold. Albeit the security may not be sold for many years, the Fund has an obligation to record the deferred tax liability in the accounting period in which the appreciation is realized. Conversely, the Fund may decrease the deferred tax liability in periods where previously realized appreciation is reduced due to market conditions.


Legislative or regulatory changes in, or interpretations of, applicable federal tax laws, regulations or rulings may make it impossible for the Fund to utilize certain tax management techniques and strategies described in the Prospectus. The Fund intends to evaluate continuously the operations of the Fund under the current federal and state tax laws as well as various alternatives available.

Since the Fund accumulates rather than distributes its income, the Fund may be subject to the imposition of the Federal accumulated earnings tax (the "AET"). The AET is imposed on a corporation's accumulated taxable income (the "ATI") for each taxable year at the rate of 15%. ATI is defined as the adjusted taxable income of the Fund minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and the accumulated earnings credit is available only if the Fund is not held to be a "mere holding or investment company."


In the early part of 1987, the Fund commenced activities in the luggage and related products trade business. In early 2008, the Fund expanded its operating division to include Rice's Ristorante, LLC, an Italian restaurant operating in Bristol, R.I. Both businesses are being operated as a division of the Fund. The value of business assets and their earnings are included in the net assets of the Fund. The assets of the operating division should not result in the Fund ceasing to be an open-end investment company under the Act. Management believes that under existing law the Fund's operation of its active trade or business prevents the Fund from being classified as a "mere holding or investment company" for purpose of the AET. Under that proposition, the Fund is entitled to a dividends paid deduction from ATI for that portion of Fund redemptions representing the amount of undistributed earnings accumulated since the inception of the Fund and through the date of redemption allocable to the redeemed shares.


The Internal Revenue Service has in the past accepted the Manager's position that the Fund is not a mere holding or investment company since the Fund is conducting an operating business. Of course the Service could change their position on future audits. Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

The Internal Revenue Service selected for examination the Fund's income tax return filed for the fiscal year ending February 28, 1999. This routine examination commenced in May 2001 resulted in a no change letter issued by the IRS on March 14, 2002.

                                 YOUR ACCOUNT

Account Application and Buying Shares

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see next page).

Foreign Investors. The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Buying Shares

Through your investment representative:

    Opening an account - contact your investment representative
    Adding to an account - contact your investment representative

By Mail:

     Opening an account - Make your check payable to the Copley Fund, Inc.

Mail the check and your signed application to the Fund at:

    c/o Gemini Fund Services, LLC
    4020 South 147th St., Ste. 2
    Omaha, NE 68137

Adding to an account - Make your check payable to the Copley Fund. Include your account number on the check.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to the Fund at:

    c/o Gemini Fund Services, LLC
    4020 South 147th St., Ste. 2
    Omaha, NE 68137

    By Wire: 1-877-811-2751

    Opening an account - Call to receive instructions.
    Adding to an account - Call to receive a wire control number and wire instructions.

Retirement Plans

The Fund does not offer any retirement plans.

Selling Shares

You can sell your shares at any time.

Selling Shares in Writing

Requests to sell $50,000 or less can be made with a simple letter. However, to protect you and the Fund we will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, if:

    o   You are selling more than $50,000 worth of shares

    o   You want your proceeds paid to someone who is not a registered owner

    o You want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account.

    o You have changed the address on your account by phone within the last 15 days.

We may also require a medallion signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

A MEDALLION SIGNATURE GUARANTEE HELPS PROTECT YOUR ACCOUNT AGAINST FRAUD. YOU CAN OBTAIN A SIGNATURE GUARANTEE AT MOST BANKS AND SECURITIES DEALERS. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

Selling Recently Purchased Shares

If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more.

Redemption Fees

Redemption Fee. Shares purchased and redeemed within ten (10) days of their purchase are subject to a redemption fee equal to 2% of the NAV next calculated after receipt of the redemption request in proper form. This redemption fee is intended to discourage short term trading. The fee is charged on the proceeds of the redemption. The fee is paid to the Fund and included in its net assets for the benefit of the remaining shareholders. This fee is waived if an investor establishes a systematic withdrawal plan when opening an account.

Redemption Proceeds

Your redemption check will be sent within three business days after we receive your request. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

Selling Shares

To sell some or all of your shares

Through your investment representative - Contact your investment representative

By Mail - Send written instructions and endorsed share certificates (if you have share certificates) to the Fund at:

        c/o Gemini Fund Services, LLC
        4020 South 147th St., Ste. 2
        Omaha, NE 68137

Partnership or trust accounts may need to send additional information.

Specify the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and additional documents, as well as medallion signature guarantees if required.

A check will be mailed to the name(s) and address on the account.

Systematic Withdrawal Program

Each Shareholder owning shares with an aggregate value of $10,000 or more shall have the right to redeem a portion of his shares in equal dollar amounts on a monthly basis. Such right may be exercised by delivery of a written election to so redeem to the Transfer Agent, accompanied by a surrender of all share certificates then outstanding in the name of such Shareholder, properly endorsed by him. This plan may, and probably will, involve the use of principal and, depending on the amount withdrawn, the investor's principal may eventually be depleted. No additional charge to the Shareholder is made for this service. A sufficient number of shares will be liquidated at intervals (i.e., monthly or quarterly) at the then current net asset value attributable to such shares of the date of liquidation to meet withdrawals specified. Systematic withdrawals are processed or can be processed on any day of the month.

For tax purposes, withdrawal payments may not be considered as income, and investors are urged to consult their own tax advisors regarding the tax treatment of withdrawals.

An investor may terminate the plan at any time by delivering written notice to the Transfer Agent. If all shares held by the investor are liquidated at any time, the plan will terminate automatically. The Fund or its investment advisor may terminate the plan at any time after reasonable notice to the investor.

Investors making the requisite $10,000 investment in shares who wish to elect redemption under the Systematic Withdrawal Program should complete the Systematic Withdrawal Application at the end of this Prospectus and forward it to:

    Copley Fund, Inc.
    c/o Gemini Fund Services, LLC
    4020 South 147th St., Ste. 2
    Omaha, NE 68137

                               ACCOUNT POLICIES

When and How Net Asset Value is Calculated

The NAV is calculated as of the close of trading on the New York Stock Exchange (the Exchange) (4:00 p.m. Eastern Time) every day the Exchange is open. If your order is received by the Transfer Agent after the close of trading, your order will be priced at the next business day's NAV. Currently, the Exchange is closed when the following holidays are observed:
New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all liabilities, by the number of shares outstanding. The Fund's securities are valued each day at their market value, which usually means the last quoted sales price on a security's principal exchange. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. All other securities, including securities in which the quotations are considered to be unreliable due to significant market or other events are priced at their fair value as determined in good faith pursuant to procedures adopted by the Fund's Board of Directors. Part of the assets of the operating division consist of inventory and is valued at its fair value as determined by the Board of Directors.

The Fund may at times invest a portion of its assets in other open-end management investment companies registered under the Investment Company Act of 1940. When calculating the Fund's NAV the Fund will use the net asset value as reported by the registered open-end management investment company. The value, as determined by the registered open-end management investment company, may be based on fair value pricing. To understand the fair value pricing process used by the registered open-end management investment companies please consult their most current prospectus.

Transactions Through Third Parties. You may purchase and redeem shares of the Fund through a broker or an agent, including banks, retirement plans and financial advisors. You may be charged a fee if you make a purchase or redemption of shares of the Fund through a broker or an agent. Such fees may vary among brokers or agents but in all cases will be retained by the broker or agent and not remitted to the Fund or the Fund's investment advisor. The Fund may authorize one or more brokers, financial institutions or other service providers (Processing Intermediaries), who may designate other Processing Intermediaries, to accept purchase and redemption orders on behalf of the Fund. In such event, the Fund will be deemed to have received a purchase or redemption order when accepted by the Processing Intermediary and the order will be priced at the Fund's NAV next calculated after the order is accepted by the Processing Intermediary. Consult a representative of your financial institution or retirement plan for further information.

Accounts with Low Balances

If the value of your account falls below $ 500 because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum INITIAL investment amount of $1,000. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

Statement and Reports

You will receive confirmations and account statements that show your account transactions. You will also receive the Fund's financial reports every six months.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the Fund.

Joint Accounts

Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with right of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

Additional Policies

Please note that the Fund maintains additional policies and reserve certain rights per Securities and Exchange Commission regulations, including:

The Fund may refuse any order to buy shares.

At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

You may only buy shares of the Fund where it is eligible for sale in your state or jurisdiction.

In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by Federal securities laws and regulations.

For redemptions over a certain amount, or in the case of an emergency, the Fund reserves the right to make payments in securities or other assets of the Fund. In such event Shareholders may incur brokerage costs and are subject to securities risks and tax obligations.

To the extent that the Fund and its agents use reasonable procedures, neither the Fund nor the agents will be liable for any losses or expenses realized.

                                   QUESTIONS

If you have any questions about the Fund or your account, you can write to us at c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137. You can also call us at 1-877-881-2751. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

The Fund and Your Personal Privacy

The Copley Fund is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. It is managed by Copley Financial Services Corp., an investment advisor registered under the Investment Advisors Act of 1940.

What Kind of Non-Public Information do We Collect About You if You Become a Shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

    o Information You Give Us On Your Application Form. This could include your name, address, telephone number, social security number, bank account number, and other information.

    o Information About Your Transactions With Us and Transactions With the Entities We Hire to Provide Services to You. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services - like a transfer agent - we will also have information about the transactions you conduct through them.

What Information do We Disclose and to Whom do We Disclose It?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do We do to Protect Your Personal Information?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                         ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

                   PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

                           ABUSIVE TRADING PRACTICES

The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. The Fund discourages frequent purchases and redemptions. Accordingly, the Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitor shareholder trading activity to ensure it complies with the Fund's policies. The Fund receives reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Directors has implemented a 2.00% redemption fee on redemptions within ten (10) days of purchase. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also reserves the right to reject any purchase request that it believes to be market timing or potentially disruptive in nature. The Fund may also modify any terms or conditions of the purchase of shares or withdraw all or any part of the offering made by this Prospectus.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment return; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance.

The Fund relies on its service providers to help enforce its market timing policies. For example, the Fund's transfer agent must determine when a redemption occurs within ten (10) days of a purchase. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

                             FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years ended February 28, 2006, February 28, 2007 and February 29, 2008. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. Information was derived from financial statements audited by Roy G. Hale, CPA, whose report, along with the Fund's financial statements, is included in the Fund's annual report to Shareholders, which is available at no charge on request by calling 1-877-881-2751.

                               COPLEY FUND, INC.


                             FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                             Year Ended (Restated)



                                                               2/29/08         2/28/07       2/28/06
                                                          ----------------   -----------   -----------
Net asset value, beginning of year ....................      $ 44.46          $ 38.79       $ 36.44
Income (loss) from Investment Operations:
  Net Investment income (loss) ........................         1.19            (0.96)         0.39
  Net realized and unrealized gains (losses)
   on securities ......................................        (1.26)            6.63          1.96
Total income (loss) from Investment
  operations ..........................................        (0.07)            5.67          2.35
Total distributions ...................................         0.00             0.00          0.00
Net asset value, end of period ........................        44.39            44.46         38.79
                                                            ========         ========       =======
Total return ..........................................        (0.16%)          14.62%         6.45%
Net assets, end of period (thousands) .................       69,895           70,641        69,598
Ratio of total expenses to average net assets .........         1.76%**          1.60%         1.56%
Ratio of net expenses to average net assets ...........         1.68%***         1.51%         1.47%
Ratio of net investment (loss) to average net
  assets ..............................................         2.58%**          2.57%         2.34%
Ratio of net investment (loss) to average net
  assets ..............................................         2.66%***         2.65%         2.42%
Portfolio turnover rate ...............................         4.11%            0.50%         0.73%


---------------
**    Annualized, includes income taxes


*** Annualized, includes income taxes and after payment of expenses by Adviser and waiver of $60,000 of the investment advisory fee (as noted in Statement of Operations).